SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2004

VISTEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15827 (Commission File Number)	38-3519512 (IRS Employer Identification No.)

17000 Rotunda Drive, Dearborn, Michigan (Address of principal executive offices)	48120 (Zip Code)

Registrant’s telephone number, including area code (800)-VISTEON

Item 5. Other Events and Required FD Disclosure.

     On May 26, 2004, we issued a press release relating to the appointment of an Executive Vice President and Chief Financial Officer. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.	Description
99.1	Press release dated May 26, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION
Date: May 26, 2004	By:	/s/Stacy L. Fox
Stacy L. Fox
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page

Exhibit 99.1	Press Release dated May 26, 2004